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                                                                 Arthur Andersen





Consent of Independent Public Accountants


To the Shareholder and Trustees of
Pioneer Global High Yield Fund

     As independent public accountants, we hereby consent to the use of our report on Pioneer Global High Yield Fund dated August 6, 2001 (and to all references to our firm) included in or made a part of Pioneer Global High Yield Fund's Pre-Effective Amendment No. 1 and Amendment No. 1 to Registration Statement File Nos. 333-62166 and 811-10395, respectively.



/s/ Arthur Andersen LLP
Boston, Massachuestts
August 7, 2001